UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2008

CHESAPEAKE ENERGY CORPORATION
(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

*	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

*	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

*	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

*	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

Section 5 – Corporate Governance and Management

Item 5.03 Amendments to Articles of Incorporation

On July 10, 2008, Chesapeake Energy Corporation acquired 10 shares of its 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share (the “4.125% Preferred Stock”).  Such shares were acquired as the result of a conversion of the 4.125% Preferred Stock into 601 shares of its common stock, par value $0.01 per share ("Common Stock").   A Certificate of Elimination retiring the shares of 4.125% Preferred Stock was filed with the Oklahoma Secretary of State on July 11, 2008 and was filed with the Securities and Exchange Commission as Exhibit 3.1 to the Company’s current report on Form 8-K filed July 14, 2008.

Effective August 1, 2008, the Company filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 16 shares of its 4.125% Preferred Stock.  Such shares of 4.125% Preferred Stock were acquired by the Company as the result of a conversion of two shares of 4.125% Preferred Stock into 120 shares of Common Stock on July 16, 2008 and a conversion of fourteen shares of 4.125% Preferred Stock into 842 shares of Common stock on July 30, 2008.  The Certificate of Elimination is attached hereto as Exhibit 3.1.

Effective August 1, 2008, the Company also filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 891,100 shares of its 4.50% Cumulative Convertible Preferred Stock, par value $0.01 per share (the “4.50% Preferred Stock”).  Such shares of 4.50% Preferred Stock were acquired by the Company on July 25, 2008 as the result of a privately negotiated exchange of 2,227,750 shares of Common Stock for the 891,100 shares of 4.50% Preferred Stock.  The Certificate of Elimination is attached hereto as Exhibit 3.2.

Effective August 1, 2008, the Company also filed a Certificate of Elimination with the Oklahoma Secretary of State retiring 147,300 shares of its 5.0% Cumulative Convertible Preferred Stock (Series 2005B), par value $0.01 per share (the “5% (2005B) Preferred Stock).  Such shares of 5% (2005B) Preferred Stock were acquired by the Company on July 25, 2008 as the result of a privately negotiated exchange of 418,627 shares of Common Stock for the 147,300 shares of 5% (2005B) Preferred Stock.  The Certificate of Elimination is attached hereto as Exhibit 3.3.

In each of the transactions referred to above, the issuance of shares of Common Stock was exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 3(a)(9) under the Act.  This exemption applies to any security exchanged by an issuer with its existing security holders exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting such exchange.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Document Description

3.1	Certificate of Elimination dated August 1, 2008 – 4.125% Cumulative Convertible Preferred Stock

3.2	Certificate of Elimination dated August 1, 2008 – 4.50% Cumulative Convertible Preferred Stock

3.3	Certificate of Elimination dated August 1, 2008 - 5.00% Cumulative Convertible Preferred Stock (Series 2005B)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION

By:	/s/ Jennifer M. Grigsby
Jennifer M. Grigsby
Senior Vice President, Treasurer and Corporate Secretary

Date:                      August 1, 2008

EXHIBIT INDEX

Exhibit No.	Document Description

3.1	Certificate of Elimination dated August 1, 2008 – 4.125% Cumulative Convertible Preferred Stock

3.2	Certificate of Elimination dated August 1, 2008 – 4.50% Cumulative Convertible Preferred Stock

3.3	Certificate of Elimination dated August 1, 2008 - 5.00% Cumulative Convertible Preferred Stock (Series 2005B)